UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2010

PrimeCare Systems, Inc.

(Exact name of registrant as specified in its charter)

Virginia

333137702

54-170-7928

(State or other jurisdiction

 (Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

610 Thimble Shoals Blvd., Suite 402-A, Newport News, Virginia

23606

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (757)-591-0323

134 S. Central Avenue, Suite C, Elmsford, New York 10523

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

PrimeCare Systems, Inc.,  hereby incorporates by reference as Exhibit 99.1 the attached news release dated October 27, 2010 announcing the relocation of its corporate headquarters from Elmsford, New York to Newport News, Virginia..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimeCare Systems, Inc.

(Registrant)

Date:  October 27, 2010

   By:

 /s/ Robert A. Shiver

Acting Chairman